Exhibit 99.2

Boise Inc.
Quarterly Statistical Information

	2011
	Q1	Q2	Q3	Q4	YTD
Paper
Sales Volume
Commodity UFS (short tons)	197,237	195,663	193,562		586,462
Premium and Specialty UFS (short tons)	113,627	117,079	118,482		349,188
Market Pulp (short tons)	21,927	16,562	31,455		69,944
Medium (short tons)	32,773	34,060	34,568		101,401
Net Sales Price (a)
Commodity UFS ($/short ton)	$934	$910	$948		$930
Premium and Specialty UFS ($/short ton)	$1,085	$1,087	$1,093		$1,088
Market Pulp ($/short ton)	$603	$631	$574		$597
Medium ($/short ton)	$469	$487	$483		$480
Depreciation & Amortization (000)	$22,052	$22,363	$22,471		$66,886
Capital Spending (000)	$15,907	$18,574	$18,275		$52,756

Packaging
Sales Volume
Linerboard (short tons)	137,866	154,176	156,518		448,560
Segment Linerboard (short tons)	61,939	55,479	55,270		172,688
Corrugated Containers and Sheets (mmsf) (b)	1,912	2,228	2,284		6,423
Newsprint (short tons)	54,566	59,695	57,942		172,203
Net Sales Price (a)
Linerboard Mill ($/short ton)	$451	$462	$464		$460
Segment Linerboard Mill ($/short ton)	$424	$425	$427		$426
Corrugated Containers and Sheets ($/msf) (b)	$63	$69	$70		$67
Newsprint Mill ($/short ton)	$542	$540	$541		$541
Depreciation & Amortization (000)	$10,973	$12,849	$13,044		$36,866
Capital Spending (000)	$7,870	$9,756	$10,285		$27,911

Total Company
EBITDA (000) (c)	$82,238	$70,514	$98,524		$251,276
EBITDA Excluding Special Items (000) (c)	$84,438	$70,514	$98,524		$253,476
Net Income Per Share: Basic (d)	$0.23	$0.11	$0.25		$0.58
Net Income Per Share: Diluted (d)	$0.21	$0.11	$0.24		$0.55
Net Income excluding special items per diluted share (c) (d)	$0.22	$0.11	$0.24		$0.56
Net total debt (c)	$770.4	$526.8	$581.0		$581.0

(a)	Average net selling prices for our principal products represents sales less freight costs, discounts, and allowances.

(b)	Includes the corrugated container and sheet volumes and prices for Tharco since the acquisition on March 1, 2011.

(c)
Reconciliations of net income (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, net income to net income excluding special items, and total debt to net total debt are provided as an appendix.

(d)
During second quarter 2011, Boise Inc. warrant holders exercised 40.3 million warrants, resulting in the issuance of 38.4 million additional common shares. During third quarter 2011, we repurchased 13.4 million of our common shares, resulting in a decrease to the number of weighted average shares included in the basic and diluted net income per share calculation. For more information, see the Condensed Notes to Unaudited Quarterly Consolidated Financial Statements in our September 30, 2011, Form 10-Q.

Boise Inc.
Quarterly Statistical Information

	2010
	Q1	Q2	Q3	Q4	YTD
Paper
Sales Volume
Commodity UFS (short tons)	203,003	196,570	203,563	180,892	784,028
Premium and Specialty UFS (short tons)	108,815	115,316	114,776	110,021	448,928
Market Pulp (short tons)	18,558	13,382	27,287	21,968	81,195
Medium (short tons)	31,823	31,390	33,893	29,438	126,544
Net Sales Price (a)
Commodity UFS ($/short ton)	$899	$934	$957	$954	$936
Premium and Specialty UFS ($/short ton)	$1,020	$1,030	$1,076	$1,068	$1,049
Market Pulp ($/short ton)	$496	$605	$563	$544	$549
Medium ($/short ton)	$408	$460	$502	$499	$467
Depreciation & Amortization (000)	$21,469	$21,698	$21,903	$22,289	$87,359
Capital Spending (000)	$9,917	$15,397	$17,981	$24,552	$67,847

Packaging
Sales Volume
Linerboard (short tons)	138,561	157,236	153,434	152,380	601,611
Segment Linerboard (short tons)	61,878	53,950	48,254	61,129	225,211
Corrugated Containers and Sheets (mmsf)	1,616	1,686	1,741	1,691	6,735
Newsprint (short tons)	53,572	59,071	58,613	59,434	230,690
Net Sales Price (a)
Linerboard Mill ($/short ton)	$364	$427	$468	$470	$434
Segment Linerboard Mill ($/short ton)	$296	$340	$398	$431	$365
Corrugated Containers and Sheets ($/msf)	$53	$56	$59	$59	$57
Newsprint Mill ($/short ton)	$442	$474	$511	$539	$493
Depreciation & Amortization (000)	$9,696	$9,579	$9,599	$9,682	$38,556
Capital Spending (000)	$3,372	$5,923	$10,566	$18,762	$38,623

Total Company
EBITDA (000) (b)	$29,261	$70,070	$109,829	$93,391	$302,551
EBITDA Excluding Special Items (000) (b)	$54,916	$66,951	$110,948	$92,750	$325,565
Net Income (Loss) Per Share: Basic	$(0.16)	$0.17	$0.45	$0.32	$0.78
Net Income (Loss) Per Share: Diluted	$(0.16)	$0.16	$0.43	$0.31	$0.75
Net Income excluding special items per diluted share (b)	$0.04	$0.14	$0.44	$0.31	$0.91
Net total debt (b)	$693.9	$657.1	$604.0	$604.4	$604.4

(a)	Average net selling prices for our principal products represents sales less freight costs, discounts, and allowances.

(b)
Reconciliations of net income (loss) (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, net income (loss) to net income excluding special items, and total debt to net total debt are provided as an appendix.

Prior-year information is available on our website at www.BoiseInc.com.

Boise Inc.

Appendix

Other Financial Measures
(dollars and shares in thousands, except per-share data)

EBITDA represents income before interest (interest expense and interest income), income taxes, and depreciation, amortization, and depletion. The following table reconciles net income to EBITDA by quarter and year to date for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD

Net income	$18,694	$11,897	$28,364		$58,955
Interest expense	16,367	16,072	15,725		48,164
Interest income	(78)	(74)	(58)		(210)
Income tax provision	13,281	6,529	18,119		37,929
Depreciation, amortization, and depletion	33,974	36,090	36,374		106,438
EBITDA	$82,238	$70,514	$98,524		$251,276

The following table reconciles EBITDA to EBITDA excluding special items by quarter and year to date for 2011:

	2011
	Q1	Q2	Q3	Q4	YTD

EBITDA	$82,238	$70,514	$98,524		$251,276
Inventory purchase accounting expense	2,200	—	—		2,200
EBITDA excluding special items	$84,438	$70,514	$98,524		$253,476

The following table reconciles net income to net income excluding special items and presents net income excluding special items per diluted share by quarter and for the year ended December 31, 2011:

	2011
	Q1	Q2	Q3	Q4	YTD

Net income	$18,694	$11,897	$28,364		$58,955
Inventory purchase accounting expense	2,200	—	—		2,200
Tax provision for special items (a)	(851)	—	—		(851)
Net income excluding special items	$20,043	$11,897	$28,364		$60,304

Weighted average common shares outstanding: diluted (b)	90,417	111,772	117,955		106,791
Net income excluding special items per diluted common share (b)	$0.22	$0.11	$0.24		$0.56

(a)	Special items are tax effected in the aggregate at an assumed combined federal and state statutory rate in effect for the period.

(b)
During second quarter 2011, Boise Inc. warrant holders exercised 40.3 million warrants, resulting in the issuance of 38.4 million additional common shares. During third quarter 2011, we repurchased 13.4 million of our common shares, resulting in a decrease to the number of weighted average shares included in the basic and diluted net income per share calculation. For more information, see the Condensed Notes to Unaudited Quarterly Consolidated Financial Statements in our September 30, 2011, Form 10-Q.

Boise Inc.

Appendix

Other Financial Measures (Continued)
(dollars and shares in thousands, except per-share data)

EBITDA represents income (loss) before interest (interest expense and interest income), income taxes, and depreciation, amortization, and depletion. The following table reconciles net income (loss) to EBITDA by quarter and year to date for 2010:

	2010
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$(12,685)	$13,310	$35,923	$26,186	$62,734
Interest expense	16,474	16,178	16,100	16,073	64,825
Interest income	(37)	(61)	(105)	(103)	(306)
Income tax provision (benefit)	(6,622)	8,376	25,454	18,164	45,372
Depreciation, amortization, and depletion	32,131	32,267	32,457	33,071	129,926
EBITDA	$29,261	$70,070	$109,829	$93,391	$302,551

The following table reconciles EBITDA to EBITDA excluding special items by quarter and year to date for 2010:

	2010
	Q1	Q2	Q3	Q4	YTD

EBITDA	$29,261	$70,070	$109,829	$93,391	$302,551
St. Helens mill restructuring	128	(434)	234	252	180
Change in fair value of energy hedges	3,330	(2,713)	885	(893)	609
Loss on extinguishment of debt	22,197	28	—	—	22,225
EBITDA excluding special items	$54,916	$66,951	$110,948	$92,750	$325,565

The following table reconciles net income (loss) to net income excluding special items and presents net income excluding special items per diluted share by quarter and for the year ended December 31, 2010:

	2010
	Q1	Q2	Q3	Q4	YTD

Net income (loss)	$(12,685)	$13,310	$35,923	$26,186	$62,734
Change in fair value of energy hedges	3,330	(2,713)	885	(892)	609
St. Helens mill restructuring	128	(434)	234	252	180
Loss on extinguishment of debt	22,197	28	—	—	22,225
Tax (provision) benefit for special items (a)	(9,928)	1,207	(433)	248	(8,906)
Net income excluding special items	$3,042	$11,398	$36,609	$25,794	$76,842

Weighted average common shares outstanding: diluted	84,195	84,093	84,082	84,157	84,131
Net income excluding special items per diluted common share	$0.04	$0.14	$0.44	$0.31	$0.91

(a)	Special items are tax effected in the aggregate at an assumed combined federal and state statutory rate in effect for the period.

Boise Inc.

Appendix

Other Financial Measures (Continued)
(dollars and shares in thousands, except per-share data)

The following tables reconcile total debt to net total debt by quarter for 2011 and 2010:

	2011
	Q1	Q2	Q3	Q4

Current portion of long-term debt	$50,000	$76,563	$103,125
Long-term debt, less current portion	780,581	686,518	647,456
Total debt	830,581	763,081	750,581
Less cash and cash equivalents	(60,136)	(236,263)	(169,628)
Net total debt	$770,445	$526,818	$580,953

	2010
	Q1	Q2	Q3	Q4

Short-term borrowings	—	$3,536	—	—
Current portion of long-term debt	16,663	29,163	37,500	43,750
Long-term debt, less current portion	775,581	763,081	750,581	738,081
Total debt	792,244	795,780	788,081	781,831
Less cash and cash equivalents and short-term investments	(98,300)	(138,668)	(184,063)	(177,454)
Net total debt	$693,944	$657,112	$604,018	$604,377